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                                 LEASE AGREEMENT

This Lease Agreement dated the 19 day of September, 1996, by and between BENSON ZINBARG of 48 Union Street, Stamford, Connecticut 06906 ("Landlord") and SUN HILL INDUSTRIES, INC., a Connecticut corporation with offices located at 48 Union Street, Stamford, Connecticut 06906 ("Tenant").

                                   WITNESSETH:

      1. PREMISES - Landlord hereby leases to Tenant, for the term and upon the rentals hereinafter specified, the following premises: that portion of the building known as Glenbrook Commerce Park, 48 Union Street, Stamford, Connecticut known as Unit 4 of said Glendale Commerce Park currently used by Tenant as office space, consisting of approximately 5,139 square feet (referred to herein as the "Premises"). Said building and the land described in Exhibit A attached hereto are herein collectively referred to as the "Building".

      2. DEFINITIONS - Terms used in this Lease Agreement shall have the following meanings:

      (a)   Minimum Annual Rent: $77,085.00

            Minimum Annual Rent shall be payable as set forth elsewhere in this lease agreement, in monthly installments of $6,423.75.

      (b)   Tax Base Year:    List of October 1, 1995

      (c)   Tenant's Proportionate Share:

            66,74% of 48 Union Street, Unit 4, Stamford,
            Connecticut.

      3. TERM - To have and to hold the Premises for a term (the "Term"), commencing on a date (the "Commencement Date"), which shall be September 1, 1996 and ending on August 31, 2001 (the "Expiration Date"), unless the Term shall sooner terminate pursuant to the terms, covenants or conditions of this Lease Agreement or pursuant to law.

      4. USE OF PREMISES - (a) Tenant shall use the Premises only for the operation of its regular course of business and for no other purpose. Said use shall be limited to warehousing, office use and business-related activities only. Tenant shall not accumulate any boxes, barrels, packages, waste paper or other articles in the common areas of the Building. Tenant shall keep the Premises clean and orderly in accordance with the Landlord's standards for the Building. Tenant shall commit no waste on the Premises, nor shall Tenant suffer the same to be committed thereon.


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      (b) Tenant shall have the right to install and maintain at its own expense a discrete sign identifying the Tenant's occupancy at the entry monument. No signs of any kind shall be installed or maintained on the exterior of the Building, or on the interior of the Building which shall be visible from outside the Building. Tenant shall not otherwise install, place or paint any other sign on or about the exterior of the Premises or in the interior of the Building without the written consent of Landlord, which consent shall not be unreasonably withheld. All such signs, whether installed or maintained on the exterior or interior of the Building shall conform to any federal or state statutes and to any local ordinances which might then be in effect.

      (c) Tenant will not interfere with the conduct of business by other tenants or occupants of the Building or permit actions constituting a private nuisance or safety hazard.

      (d) Tenant, at its own expense, shall comply with and hold Landlord harmless from all laws, orders and regulations of Federal, State and Municipal authorities and with any direction of any public officer or officers, pursuant to law, which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the use or occupancy thereof. Tenant shall not do or permit to be done any act or thing upon the premises which will invalidate or be in conflict with fire, public liability or other insurance policies covering the Building and shall not do or permit to be done, any act or thing upon the Premises which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on at the Premises or for any reason.

      (e) Tenant, at its expense, shall comply with all rules, orders, regulations and requirements of the Board of Fire Underwriters or other similar body or authority having jurisdiction and shall not do or permit anything to be done in or upon the Premises or the Building, or bring or keep anything therein, which is prohibited by the Fire Department or any of such Boards of Fire Underwriters or other body or authority or which would increase the rate of fire insurance applicable to the Building over that in effect on the Commencement Date of this Lease Agreement. If by reason of failure to comply with the provisions of this subsection, any insurance rate for the Building shall, on the Commencement Date or anytime thereafter, be higher than it otherwise would be , the Tenant, upon demand, shall reimburse Landlord, as additional rent hereunder, for that part of all insurance premiums thereafter paid by the Landlord which shall have been charged because of such failure by Tenant.


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      5. RENTAL - Commencing on the Commencement Date, Tenant shall pay to
Landlord the Minimum Annual Rent without demand and without setoff or deductions of any kind, in equal monthly installments, in advance, on the first day of each term, corresponding to the first day of each calendar month at the address of Landlord stated above or such other place as Landlord may designate in writing from time to time, with payment in advance of appropriate fractions of a monthly payment for any portion of a month at the expiration or prior termination of the Term. Any Minimum Annual rent or Additional Rent not paid by Tenant on or before the due date thereof or within ten (10) days thereafter shall thereafter be payable with a late charge of five percent (5%) of the amount then due. Such late charge shall be payable hereunder as Additional Rent.


      6. INCREASE IN REAL ESTATE TAXES - If Real Estate Taxes with respect to the Building are increased, at any time or from time to time during the Term hereof, over Real Estate Taxes paid by the Landlord during the Tax Base Year, then Tenant shall pay to Landlord, without setoffs or deductions of any kind, as Additional Rent, an amount equal to Tenant's Proportionate Share of such increase pro-rated for the period of Tenant's occupancy of the premises. Payment of such increase shall be made in the installments provided by the taxing authority within thirty (30) days after Tenant receives from Landlord's Statement consisting of notice of such tax increase and a bill for Tenant's Proportionate Share thereof, together with a copy of the applicable bill received by Landlord from the taxing authority. Landlord's failure to render said Statement with respect to any Tax Year, or Landlord's delay in rendering such Statement beyond a date specified herein, shall not prejudice Landlord's right to render a Statement with respect to that or any subsequent Tax Year. The obligations of Landlord and Tenant under the provisions of this Section with respect to any Additional Rent, which obligations have accrued prior to the expiration or sooner termination of the Term, shall survive the expiration or any sooner termination of the Term. "Real Estate Taxes" shall mean all taxes or assessments and governmental charges, whether Federal, State or Municipal, which are levied or charged against real estate, personal property or rents, or on the right or privilege of leasing real estate or collecting rents thereon and any other taxes and assessments attributable to the Building or its operation, excluding, however, Federal, State or other general income taxes not limited to real property. "Tax Year" shall mean each tax fiscal year of the City of Stamford following the Tax Base Year.

      7. ALTERATIONS, IMPROVEMENTS, ETC. - (a) Tenant shall not make any alterations, installations or improvements in the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.


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      (b) All alterations, improvements or additions made by Landlord or Tenant upon the Premises or in or on the Building but outside the Premises, except furniture, light fixtures, equipment, or movable partitions or trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain and be surrendered with the Premises as a part thereof at the termination of this Lease Agreement, without compensation to Tenant, unless Landlord shall require Tenant to remove same. In the event Landlord requires Tenant to remove same, Landlord agrees to provide Tenant with ten (10) days written notice.

      8. REPAIRS - (a) The exterior and structure of the Building and all parts of the heating, plumbing, electrical and air conditioning systems, to the extent that such systems currently exist on the premises, shall be maintained and repaired by the Landlord, except if such maintenance or repair is necessitated by the negligence, wrongful act or failure to comply with this Lease Agreement by Tenant, its employees, agents or invitees, in which event Tenant shall be responsible for maintenance, repair or replacement as necessary.


      (b) Tenant, at its expense, shall repair, maintain in good order and condition and replace, if necessary, the interior of the Premises, except for structural repairs and repairs necessitated by the negligence, wrongful act or failure to comply with this Lease Agreement by Landlord, its employees, agents or invitees, in which event Landlord shall be responsible for repair or replacement as necessary. Tenant shall at its own expense, be responsible for the normal cleaning of the Premises. Tenant shall have the right to arrange for maintenance or janitorial services to be provided to the Premises, at Tenant's sole expense, and Tenant shall defend, indemnify, and hold harmless Landlord from and against all liabilities, including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Landlord in connection with the provision of such janitorial service.

      9. PARKING - Tenant shall have the right to use Twenty-four (24) parking spaces, which shall not be designated by Landlord. Tenant shall limit its employees, agents or invitees parking to said parking spaces except that other non-assigned spaces shall also be available for Tenant's use. Landlord shall have no liability to Tenant if others park in Tenant's parking spaces, except that Landlord shall cooperate with Tenant in its efforts to prevent others from parking in its spaces.


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      10. UTILITIES AND SERVICES - Landlord shall at its own expense furnish or cause to be furnished hot and cold water for ordinary cleaning, toilet, lavatory and drinking purposes and air-conditioning. Tenant at its own expense shall be responsible for furnishing of electricity to the premises. Tenant shall also pay Landlord, as Additional Rent without setoffs or deductions of any kind, an amount equal to 66.74% of the total cost for fuel oil to heat all of Unit 4, as determined by Landlord. Payment of such additional rent shall be due within fourteen (14) days after Tenant receives a statement from Landlord showing Tenants share of the cost of said fuel oil, together with a copy of the applicable bill or invoice for said fuel oil. Landlord's failure to render said statement with respect to any such cost, or Landlord's delay in rendering such statement, beyond a date specified herein, shall not prejudice Landlord's right to render a statement with respect to that or any subsequent cost. The obligations of Landlord and Tenant under the provisions of this Section with respect to any Additional Rent, which obligations have accrued prior to the expiration or sooner termination of the Term, shall survive the expiration or any sooner termination of the Term.

      Tenant shall be responsible to pay for any other utilities provided to and used by Tenant. Tenant shall not install or cause to be installed any air conditioning without the express written consent of Landlord.

      11. LIABILITY INSURANCE - (a) Tenant shall, at Tenant's expense, secure and maintain General Liability Insurance written on a so-called "Comprehensive" General Liability Form naming Landlord as an additional insured under the policy with single limit coverage of at least $500,000.00 for injury to one person and with at least $500,000.00 for injury to more than one person. Tenant shall also secure and maintain at Tenant's expense General Property Damage Liability Insurance naming Landlord as an additional insured under the policy with single limit coverage for at least $50,000.00.

      (b) Tenant shall deliver to Landlord a certificate of such insurance prior to taking occupancy of the Premises and shall deliver a new certificate at least thirty (30) days prior to the expiration of the existing coverage. Such certificate shall provide that in the event of termination or material change in coverage, Landlord shall be given ten (10) days advance notice in writing sent by certified mail to the address of the Landlord as set forth above. Such insurance shall contain a waiver of the insurer's right of subrogation against Landlord. If Tenant fails to secure and maintain such insurance and deliver to Landlord the required certificate of insurance as set forth above, Landlord shall have the right to secure and maintain said policy or policies of insurance and the cost of said policy or policies shall be due and payable from Tenant to Landlord as Additional Rent and payable to Landlord as set forth elsewhere in this agreement.


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      12. SUBORDINATION - This Lease Agreement is and shall be subject and subordinate to any and all mortgage or collateral assignment of leases and rentals now or hereafter affecting the Building or any part thereof and to any and all extensions, modifications, renewals, replacements and amendments thereof granted to secure any obligations of the Landlord to any such mortgage holder. Tenant will execute and deliver promptly to Landlord any certificate or instrument which Landlord, from time to time, may request for confirmation of the provisions of this section. Neither the termination of any mortgage or collateral assignment of leases and rentals, nor the institution of any suit, action, summary or other proceedings by Landlord or any successor landlord under such mortgage or collateral assignment of leases and rentals, shall, by operation of law, result in the cancellation or termination of the obligations of Tenant hereunder, and Tenant agrees to attorn to and recognize Landlord and any successor landlord under such mortgage or collateral assignment of leases and rentals as the case may be, as Tenant's landlord hereunder in the event that any of them shall succeed to Landlord's interest in the Premises.

      13. DESTRUCTION, FIRE OR OTHER CAUSES - If the Premises or Building are partially damaged by fire or other casualty, the same shall, at the option of Landlord, be repaired as speedily as possible at the expense of Landlord (to the extent of insurance proceeds received by Landlord for restoration). If the damage to the Premises or Building is so extensive so as to render same untenable by the Tenant, the Tenant's obligation to pay Minimum Annual Rent and Additional Rent shall cease until such time as the Building or Premises shall be put in complete repair. If the damage to the Building or Premises is such that the Building or Premises is totally destroyed and the Landlord elects not to repair such damage, the Tenant shall be responsible to pay the Minimum Annual Rent and Additional Rent until the time of such total destruction, and then and from thenceforth this Agreement shall terminate and the Term shall expire, and the Tenant shall vacate the Premises and surrender same to the Landlord. If the damage to the Building or Premises is such that the Landlord is unable to repair said damage and render the Premises or Building tenable within One Hundred Eighty (180) days of said damage, the Tenant may elect to terminate this Lease Agreement and the Tenant shall be responsible to pay the Minimum Annual Rent and

Additional Rent until the time of such total damage, and then and from thenceforth this Agreement shall terminate and the Term shall expire, and the Tenant shall vacate the Premises and surrender same to the Landlord.

      Landlord shall not be liable for any damage to, or be required (under any provision of this Lease Agreement or otherwise) to repair, restore or replace, any property in the Premises or be liable to Tenant for damage arising from rain or snow or from the bursting, overflowing or leakage of water, steam or gas pipes or


                                       6
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defect in the plumbing, HVAC, mechanical or electrical systems of the Building or from any act or neglect of any other tenant or occupant in the Building, unless said damage is the result of and caused by negligence of the Landlord.

      14. EMINENT DOMAIN - If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, or if any substantial part thereof or of the Building is so acquired or condemned as to render the Premises untenantable, or so that Landlord elects not to restore same but to demolish or rebuild it, then and in that event, the Term shall cease and terminate from the date of taking. Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired Term, nor a claim to any part of an award in such proceeding, and rent shall be adjusted and paid to the date of termination. Notwithstanding the above, Tenant shall be entitled to assert any claim that it may have against Landlord or the condemning authority concerning its own property, moving expenses and/or interruption of its business.

      15. ASSIGNMENT, MORTGAGE, ETC. - (a) Tenant shall not assign, mortgage or encumber this Lease Agreement, nor sublease all or any part of the Premises, or suffer or permit the Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. If this Lease Agreement be assigned, or if the Premises or any part thereof be sublet to or occupied by anybody other than Tenant, Landlord may, at Landlord's option, collect rent form the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting or occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupants, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant form obtaining the express consent in writing of Landlord to any further assignment or subletting.

      16. FEES AND EXPENSES - If Tenant shall default in the observance or performance of any term or covenant of this Lease Agreement, Landlord may, after ten (10) days notice to Tenant to cure the default and failure of Tenant to cure same within such period or to commence and diligently pursue such cure in the event that same can not be fully performed within ten (10) days, or at anytime thereafter without notice in the event of emergency, perform the same for the account of Tenant. If Landlord makes any expenditures or incurs any obligations in connection with a default by Tenant, including but not limited to, reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding against Tenant, such sums paid or obligations incurred, with interest (as provided below) and costs, shall be deemed to be


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Additional Rent hereunder and shall be paid by Tenant to Landlord within ten
(10) days of rendition of any bill or statement to Tenant hereunder.

      17. NO REPRESENTATIONS BY LANDLORD, ETC. - Landlord has made no representations or promises with respect to the Building or the Premises, including the uses permitted under applicable law, except for representations herein expressly set forth.

      (a) Landlord represents to Tenant that he has good right to lease the Premises as set forth in this Lease agreement and that Landlord will suffer and permit said Tenant to occupy, possess and enjoy said Premises during the Term as set forth herein without hinderance or molestation from Landlord or any person claiming by, from or under Landlord so long as Tenant is not in default of this Lease Agreement.

      (b) Neither Landlord, or any employee or agent of Landlord, shall be liable to Tenant, its employees, agents or contractors, (i) for any damage or loss of any property of Tenant or such other person, irrespective of the cause of such damage or loss unless such damage or loss is a result of Landlord's negligence or failure to comply with the terms of this Lease Agreement; or (ii) for any personal injury to Tenant or such other person from any cause, unless such injury is a result of Landlord's negligence or failure to comply with the terms of this Lease Agreement.

      (c) Tenant shall defend, indemnify and hold harmless Landlord, its employees and agents against and from all liabilities, including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Landlord or such other persons by reason of any of the following occurring during the Term or prior thereto when Tenant has been given access to the
Premises: (i) any work or thing done in the Premises by or at the instance of Tenant, its employees or agents; (ii) any negligence or wrongful act or omission of Tenant, its employees or agents; (iii) any accident, injury, loss or damage to any person or property occurring in the Premises unless same arises out of the negligence of Landlord or its failure to comply with the terms of this Lease Agreement or the acts, omissions and/or the negligence of the other tenants of the Building or their visitors; and (iv) any failure on the part of Tenant to comply with any of the terms of this Lease Agreement.

      (d) Any provision of this Lease Agreement which requires Landlord not to unreasonably withhold its consent shall never be the basis for an award of damages or give rise to a right of setoff or termination to Tenant, but may be the basis for a declaratory judgment or specific injunction with respect to the matter in question.



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      (e) The failure of Landlord to insist in any one or more instances upon the strict performance of any one or more of the agreements, terms, covenants, conditions or obligations of this Lease Agreement, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease Agreement or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission, whether of a similar nature or otherwise.

      (f) Tenant's obligations under this Lease Agreement shall survive the Expiration Date or sooner termination of the Term, as same may be extended hereunder.

      (g) The Building may be designated and known by any name Landlord may choose, and such name or designation may be changed from time to time in Landlord's sole discretion.

      18. HOLD-OVER TENANCY - If Tenant shall, with the written consent of Landlord endorsed hereon, or on the duplicate hereof, at any time hold over the Premises beyond the termination date set forth elsewhere in this Agreement, then the Tenant shall hold said Premises upon the same terms, and under the same stipulations, covenants and agreements as contained in this Agreement, and no holding over by Tenant shall operate to renew this Agreement without such written consent of Landlord.

      19. DEFAULT - (a) If (i) Tenant defaults in the payment when due of any installment of Minimum Annual Rent or in the payment of Additional Rent and said default is not cured within ten (10) days of the date of default or (ii) the Premises become vacant or deserted except as provided in this Lease Agreement or
(iii) Tenant defaults in fulfilling any other covenant of this Lease Agreement and Tenant fails to remedy such default within twenty (20) days after notice by Landlord to Tenant specifying the nature of such default (or if said default cannot be completely cured or remedied within said twenty (20) day period and Tenant shall not have diligently commenced curing such default within such twenty (20) day period and shall not thereafter in good faith diligently proceed to remedy or cure such default) or (iv) Tenant shall file a petition in bankruptcy or be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, then Landlord may, by notice to Tenant, cancel this Lease Agreement and this Lease Agreement and the Term hereunder shall end and expire as fully and completely as if the date of cancellation were the date herein definitely fixed for the end and expiration of this Lease Agreement and the Term hereof. Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.


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      (b) If (i) the notice provided for in subsection (a) above shall have been given and the term shall expire as aforesaid, or (ii) Tenant shall make default in payment of the Minimum Annual Rent or any item of Additional Rent or any part of either or in making any other payment herein provided for a period of ten
(10) days after notice by Landlord to Tenant of such default, or (iii), any execution shall be issued against Tenant or any of Tenant's property, whereupon the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, then and in any of such events, Landlord may, without notice, re-enter the Premises, and dispossess Tenant or other occupant of the Premises, by summary proceedings or otherwise, and remove their effects and hold the Premises as if this Lease Agreement had not been made. Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end, but Tenant shall remain liable for damages as hereinafter provided.

      (c) It is expressly agreed that no demand for Minimum Annual Rent or Additional Rent, and no re-entry for condition broken, as at common law, shall be necessary to enable the Landlord to recover possession of the premises pursuant to law, and all right to any such demand, or any such re-entry is hereby expressly waived by the Tenant. It is further agreed that any acceptance of Minimum Annual Rent or Additional Rent or failure by Landlord to re-enter the Premises shall not be held to be a waiver of landlord's right to terminate this Lease Agreement, and Landlord may re-enter and take possession of same as if no Minimum Annual Rent or Additional Rent has been accepted.

      (d) It is expressly agreed that whenever this Lease Agreement shall terminate by lapse of time or by virtue of any of the express terms and conditions set forth herein, Tenant hereby waives all right to an Notice to Quit Possession as prescribed by the statutes relating to Summary Process.

      20. REMEDIES OF LANDLORD - In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the Minimum Annual rent and Additional rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for counsel fees, brokerage commissions and/or putting the Premises in good order, or for repairs or clean-up of the Premises; (b) Landlord may re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would have otherwise constituted the balance of the Term; and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord any deficiency between (i) the rent hereby reserved and/or covenanted to be paid, and (ii) the net amount if any of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the Term.


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There shall be added to such deficiency such reasonable expenses as Landlord may incur in connection with re-letting of the Premises, including without limitation, counsel fees, brokerage commissions and expenses incurred in maintaining the Premises in good order and in connection with renovating and preparing the same for re-letting. Any such rent deficiency shall be paid in monthly installments by Tenant on the rent due date specified in this Lease Agreement, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month or months by a similar proceeding. Landlord, at its option, may make such alterations, repairs, replacements and/or decorations as Landlord considers advisable for the purpose of re-letting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings or other remedies were not herein provided for. Mention in this Lease Agreement of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity.

      21. RIGHT TO EXHIBIT PREMISES AND ACCESS TO PREMISES - (a) Landlord reserves the right to enter the Premises and exhibit same at any reasonable time to prospective tenants at reasonable times provided said access to and said exhibition of the Premises is conducted in such a manner as to cause as little interruption as possible to Tenant's use and enjoyment of the Premises. Landlord shall also have the right within one hundred and eighty (180) days prior to the expiration of the Term to place notices on the front of said Premises, or any part thereof, offering the Premises "To Let" or "For Sale" and Tenant shall permit the same to remain thereon without hinderance or molestation.

      (b) Landlord reserves the right to have its employees and agents enter the Premises at any reasonable time (and at any time in case of emergency) in order to gain access to any utility area, which utility area contains equipment and systems for the Building, and in order to effect necessary repairs and replacements provided said access to the Premises and said repairs and replacements are conducted in such a manner as to cause as little interruption as possible to Tenant's use and enjoyment of the Premises. Such agents may bring necessary tools and equipment with them and may store same in reasonable places within the Premises.

      23. RULES AND REGULATIONS - Tenant and Tenant's employees, agents, visitors, invitees and licensees shall observe faithfully and comply strictly with such Rules and Regulations as Landlord or Landlord's agents may, from time to time, reasonably adopt.


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      24. BROKERAGE - Tenant warrants and represents it has not had or dealt with any realtor, broker or agent in connection with the negotiation of this Lease Agreement. Tenant agrees to pay and hold Landlord harmless from any cost, expense or liability (including costs of suit and attorney's fee's) for any compensation, commission or charges claimed by any realtor, broker or agent with respect to this Lease Agreement and the negotiation thereof.

      25. FORCE MAJEURE - Landlord and Tenant, respectively, shall not be in default hereunder if such party is unable to fulfill or is delayed in fulfilling any of its obligations hereunder, including, without limitation, any obligations to supply any service hereunder, or any obligations to make repairs or replacements hereunder, if such party is prevented from fulfilling or is delayed in fulfilling such obligations by reason of fire or other casualty, strikes or labor troubles, governmental pre-emption in connection with a national emergency, shortage of supplies or materials, or by reason of any governmental authority, or by reason of the condition of supply and demand affected by war or other emergency, or any other cause beyond its reasonable control. Such inability or delay by Landlord or Tenant in fulfilling any of their respective obligations hereunder shall not affect, impair or excuse the other party hereto from the performance of any of the terms, covenants, conditions, limitations, provisions or agreements hereunder on its part to rents payable hereunder. Tenant, shall not, however, be excused hereunder from the payment of Minimum Annual Rent or Additional Rent for any cause specified in this Section.

      26. SECURITY DEPOSIT - (a) Simultaneously with Tenant's execution of this Lease Agreement, Tenant shall deposit, or cause to be deposited with Landlord the sum of $12,847.00 (the "Security Deposit") as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Lease Agreement, including without limitation, the payment of Minimum Annual Rent. Landlord may seek reimbursement in whole or in part against said Security Deposit to the extent required for the payment of any Minimum Annual Rent, or as to any other sum as to which Tenant is in default, or for any sum which Landlord may expend by reason of Tenant's default in respect to any of the terms, covenants and conditions of this Lease Agreement, including without limitation, any damages or deficiency in reletting the Premises accrued before or after any summary proceedings or other re-entry by Landlord.

      (b) In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease Agreement, the Security Deposit, except as same may have been applied by Landlord in accordance with this Lease Agreement, shall be returned to Tenant, within thirty (30) days after the Expiration Date or such earlier termination date of this Lease Agreement and after Tenant has delivered entire possession of the Premises to Landlord in accordance with all of the terms and conditions of this Lease Agreement.

      (c) In the event that Landlord applies any portion of the Security Deposit in accordance with the provisions of this Lease Agreement, Tenant shall immediately upon demand of Landlord reimburse or pay Landlord for the amount of the Security Deposit so applied so that the amount of the Security Deposit during the Term shall always be $12,847.00 or an amount equal to two (2) months of Minimum Annual Rent.

      (d) In the event of the leasing or Sale of the Building or of the portion of the Building in which the Premises are located, Landlord shall have the right to transfer the Security Deposit as set forth above to the lessee and Landlord shall thereupon be released by Tenant from all liability in connection with the Security Deposit. Tenant agrees to look solely to the new landlord in connection with the Security Deposit, and the provisions hereof shall apply to every transfer or assignment of the Security Deposit to a new landlord.


      (e) Tenant shall not assign or encumber or attempt to assign or encumber the Security Deposit and neither Landlord nor its successors or assigns shall be bound by such assignment, encumbrance or attempted assignment or encumbrance.

      27. QUIET ENJOYMENT - Upon Tenant paying the Minimum Annual Rent and Additional Rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises hereby demised, free from any interference, molestation or acts of Landlord or of anyone claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease Agreement and to any ground lease or underlying lease as hereinbefore provided.

      28. COMPLIANCE WITH LAWS AND ORDINANCES - Landlord represents to Tenant that to the best of its knowledge and belief, the Building and the Premises, as they are presently used, comply with all pertinent laws and ordinances as may currently exist.

      29. LEASE STATUS AND NOTICE - (a) Upon request of Landlord from time to time Tenant will execute and deliver to Landlord an instrument prepared by Landlord stating, if the same be true, that this Lease Agreement is a true and exact copy of this Lease Agreement between the parties hereto, that there are no amendments hereof (or stating what amendments there may be), that the same is then in full force and effect, and that to the best of Tenant's knowledge, there are no offsets, defenses or counterclaims with respect to the payment of rent reserved hereunder or in the performance of the other terms, covenants and conditions hereof on the part of the Tenant to be performed, and that as of such date no default has been declared hereunder by either party hereto and Tenant at the time has no knowledge of any facts or circumstances which it might reasonably believe would give rise to a default by either party. Such estoppel certificate required by any party with who Landlord is dealing may be in somewhat altered form from the above terms.

      (b) All notices, demands or communications given under this Lease Agreement shall be sent to the addresses set forth above, or at such other addresses as the parties may designate by written notice, and shall be sent prepaid by certified mail, return receipt requested, and shall be deemed given on the second day after the date mailed, provided however, that after the Commencement Date, any notice to Tenant shall be sent to the Building. A copy of any notice to Landlord alleging a default by Landlord hereunder shall be simultaneously sent by such mail to Mark R. Feller, Esq., Feller & Marantz, 1234 Summer Street, Suite 420, Stamford, Connecticut 06905.

      30. ASSIGNMENTS (a) The covenants, conditions and agreements contained in this Lease Agreement shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors and except as otherwise provided for in this Lease Agreement, their assigns.

      (b) The word Landlord as used in this lease Agreement means only the owner for the time being of Landlord's interest in this Lease Agreement. In the event of any assignment of Landlord's interest in this Lease Agreement, the assignor in each case shall no longer be liable for the performance or observance of any agreements or conditions on the part of the Landlord to be performed or observed.

      31. SURRENDER OF PREMISES - At the expiration of the Term, Tenant will peacefully yield up to Landlord the Premises, broom clean, in as good order and repair as when delivered to Tenant, damage by fire, casualty and ordinary wear and tear excepted. Any property left by Tenant in the Premises shall be deemed abandoned by Tenant.

      32. DUTY TO MITIGATE - Any remedy of Landlord against Tenant for default under this Lease Agreement shall be subject to a duty on the part of the Landlord to mitigate damages. Any remedy of Tenant against Landlord for default under this Lease Agreement shall be subject to a duty on the part of the Tenant to mitigate damages.

      33. ACCESS TO LOADING DOCK - Tenant, at no additional cost, shall have a non-exclusive right to the reasonable use and enjoyment of the loading dock now located in Unit #2, described in Exhibit C and attached hereto and made a part hereof. At any time after the date of the execution of this Lease Agreement, Landlord may substitute said right for a substantially similar non-exclusive right to the reasonable use and enjoyment of another loading loading dock located elsewhere in the Building.

      34. RIGHT OF LANDLORD TO RELOCATE TENANT - At any time after the date of the execution of this Lease Agreement, Landlord may substitute for the demised premises other premises in the Building ("new demised premises"), in which event the new demised premises shall be deemed to be the demised premises for all purposes under this Lease Agreement, provided the new demised premises shall be substantially similar to the demised premises in area and appropriateness for use of Tenant's purposes, and provided Landlord shall give Tenant not less than sixty (60) days' prior written notice of said substitution. If Tenant is then occupying the demised premises, Landlord shall pay the reasonable expense of moving Tenant, and its property and equipment to the new demised premises. If Tenant is then occupying the demised premises, Landlord shall, at its own expense, improve the new demised premises with improvements substantially similar to those located in the demised premises.

      35. OPTION TO RENEW - Tenant shall have the right to renew this Lease Agreement for a term of five (5) years provided Tenant is not in default of said Lease Agreement. Said renewal shall be on the same terms, covenants, stipulations and conditions as contained in this Lease Agreement except that the Minimum Annual Rent for each year of the renewal term shall be increased once in accordance with the cumulative increase in the cost of living index as published by the U.S. Department of Labor for the New York metropolitan area. It is expressly agreed that the Minimum Annual Rent for the renewal term shall be equal to the base Minimum Annual Rent as increased by the percentage increase in said cost of living index. Tenant shall give written notice to the Landlord of its intention to exercise said right to renew this Lease Agreement at least One Hundred Eighty (180) days prior to the termination date of this Lease Agreement. Tenant further agrees to increase the Security Deposit on deposit with the Landlord to an amount equal to two (2) months of the increased Minimum Annual Rent as set forth above.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the year and day first above written.


LANDLORD:                           TENANT:

                                    SUNHILL INDUSTRIES, INC.


____________________________        ______________________________
BENSON ZINBARG                      By Anita Dembiczak
                                    Its Secretary, duly authorized

                    ADDENDUM TO LEASE BETWEEN BENSON ZINBARG
                          AND SUNHILL INDUSTRIES, INC.

Tenant shall also pay Landlord, as Additional Rent without setoffs or deductions of any kind, an amount equal to the cost of trash removal services furnished to Tenant by Landlord as determined by Landlord. Payment of such additional rent shall be due within fourteen (14) days after Tenant receives a statement from Landlord showing the cost of trash removal services together with a copy of the applicable bill or invoice for said trash removal services. Landlord's failure to render said statement with respect to any such cost, or Landlord's delay in rendering such statement, beyond a date specified herein, shall not prejudice Landlord's right to render a statement with respect to that or any subsequent cost. The obligations of Landlord and Tenant under the provisions of this Section with respect to any Additional Rent, which obligations have accrued prior to the expiration or sooner termination of the Term, shall survive the expiration or any sooner termination of the Term.


Dated this ____ day of __________________, 1996.

LANDLORD:                           TENANT:

                                    SUNHILL INDUSTRIES, INC.


____________________________        ______________________________
BENSON ZINBARG                      By Anita Dembiczak
                                    Its Secretary, duly authorized